EXHIBIT 3.3

Number                                                              Shares

             Incorporated under the laws of the state of Delaware

                             ATERIAN CORPORATION

                    Authorized to issue 120,000,000 shares

100,000,000 common shares                          20,000,000 preferred shares
par value $.0001 each                                    par value $.0001 each


This certifies that _______________________________ is the owner of

_____________________ fully paid and non-assessable Shares

                 of the Common Shares of ATERIAN CORPORATION

transferrable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

       IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ________ day of ____________A.D. _____

                                         _____________________________________
                                                                     President
                                    [SEAL]

                     (Reverse side of stock certificate)

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

       TEN COM               --as tenants in common
       TEN ENT               --as tenants by the entireties
       JT TEN         --as joint tenants with right of
                             survivorship and not as
                             tenants in common
       UNIF GIFT MIN ACT      -- ____________Custodian
                          _________(Minor)
          under Uniform Gifts to Minors Act _______________(State)

       For value received, the undersigned hereby sells, assigns and transfers unto _____________________________ (please insert social security or other identifying number of assignee)
_________________________________________
____________________________________________________________________
(please print or typewrite name and address of assignee)

_____________________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints ____________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

       Dated, _______________________________

                                           ___________________________________
In presence of
_______________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.